Exhibit 99.1

Confluent Announces Third Quarter 2024 Financial Results

•
Subscription revenue of $240 million, up 27% year over year
•
Confluent Cloud revenue of $130 million, up 42% year over year
•
1,346 customers with $100,000 or greater in ARR, up 14% year over year

MOUNTAIN VIEW, Calif. -- October 30, 2024 -- Confluent, Inc. (NASDAQ: CFLT), the data streaming pioneer, today announced financial results for its third quarter of 2024, ended September 30, 2024.

“Confluent was founded with the mission of setting data in motion for organizations around the world,” said Jay Kreps, co-founder and CEO, Confluent. “Today, thousands of great customers trust Confluent to stream, connect, process, and govern their real-time data. In just 10 years since our founding, we have scaled to surpass $1 billion in total revenue run rate with over $250 million in Q3 total revenue. We also exceeded all guided metrics for Q3, including year-over-year subscription revenue growth of 27%. In the decade ahead, we remain well-positioned to drive durable long-term growth with our complete data streaming platform.”

“We drove robust top-line growth, record gross margins, and another positive quarter for both non-GAAP operating margin and free cash flow margin in the third quarter,” said Rohan Sivaram, CFO, Confluent. “Given our third quarter performance, we are raising our full-year 2024 subscription revenue guidance, and are now targeting positive non-GAAP operating margin and free cash flow margin for 2024.”

Third Quarter 2024 Financial Highlights

(In millions, except per share data and percentages)

	Q3 2024	Q3 2023	Y/Y Change
Subscription Revenue	$239.9	$189.3	27%
Total Revenue	$250.2	$200.2	25%
GAAP Operating Loss	$(93.7)	$(108.6)	$14.9
Non-GAAP Operating Income (Loss)	$15.8	$(10.9)	$26.7
GAAP Operating Margin	(37.4%)	(54.3%)	16.9 pts
Non-GAAP Operating Margin	6.3%	(5.5%)	11.8 pts
GAAP Net Loss Per Share	$(0.23)	$(0.30)	$0.07
Non-GAAP Net Income Per Diluted Share	$0.10	$0.02	$0.08
Net Cash Provided by (Used in) Operating Activities	$15.6	$(9.1)	$24.7
Free Cash Flow	$9.3	$(13.1)	$22.4
Free Cash Flow Margin	3.7%	(6.5%)	10.2 pts

Financial Outlook

For the fourth quarter and fiscal year 2024, Confluent expects:

	Q4 2024 Outlook	FY 2024 Outlook
Subscription Revenue	$245-$246 million	$916.5-$917.5 million
Non-GAAP Operating Margin	~2%	~2%
Non-GAAP Net Income Per Diluted Share	$0.05	$0.25

A reconciliation of forward-looking non-GAAP operating margin, free cash flow margin and non-GAAP net income per diluted share to the most directly comparable GAAP measures is not available without unreasonable effort, as certain items cannot be reasonably predicted because of their high variability, complexity and low visibility. In particular, the measures and effects of our stock-based compensation-related charges, which include stock-based compensation expenses, employer payroll taxes on employee stock transactions, and amortization of stock-based compensation capitalized in internal-use software, are directly impacted by the timing of employee stock transactions and unpredictable fluctuations in our stock price, which we expect to have a significant impact on our future GAAP financial results.

Conference Call Information

Confluent will host a video webcast to discuss the company’s third quarter 2024 results as well as its financial outlook today at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time. Open to the public, investors may access the webcast, earnings press release, supplemental financial information, and investor presentation on Confluent’s investor relations website at investors.confluent.io before the commencement of the webcast. A replay of the webcast will also be accessible from Confluent’s investor relations website a few hours after the conclusion of the live event.

Confluent uses its investor relations website and may use its X (Twitter), LinkedIn, and Facebook accounts as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release and the earnings call referencing this press release contain forward-looking statements including, among other things, statements regarding (i) our financial outlook, including expected subscription revenue, Confluent Cloud revenue, non-GAAP operating margin, free cash flow margin, non-GAAP net income per share, revenue mix, including Confluent Cloud subscription revenue mix, revenue run rates, Confluent Cloud and data streaming platform growth, adoption and traction, operating margins and margin improvements, targeted or anticipated gross and operating margin levels, earnings per share levels and improvements, in-product optimizations of Confluent Cloud, continued business momentum, and expected revenue and consumption growth rate and efficient growth, (ii) our market and category leadership position, (iii) our expected investments in research and development and go-to-market functions and anticipated effectiveness and timing of product and pricing innovations, features and functionalities, (iv) our ability to drive efficient growth and rate and pace of investments, including expected capital allocation, (v) our expectations and trends relating to growth of our DSP products and Confluent Cloud, including following our transition to a consumption-oriented sales model for Confluent Cloud, (vi) rates of Confluent Cloud consumption and demand for and retention of data streaming platforms like Confluent in the face of scrutiny on IT spending, (vii) recent high interest rates and macroeconomic uncertainty as well as our expectations regarding the effects of macroeconomic pressure and volatility on overall consumption levels and growth rates of Confluent Cloud, IT spending, our go-to-market motion, durability of our offering with customers, and customer use case expansion, as well as potential benefits to our business and growth following any improvements to the macroeconomic environment, (viii) our pricing, our win rate and deal cycles and customer behaviors, such as budget scrutiny and preferences for consumption rather than large upfront commitments, (ix) customer growth, retention and engagement, (x) ability for Confluent Cloud to provide cost savings for users and customers, including lower total cost of ownership, and drive greater monetization of the open source Kafka user base as a result, (xi) increased adoption of our offering and fully managed solutions for data streaming in general, including from customers building generative AI applications, (xii) dependence of businesses on data in motion, (xiii) growth in and growth rate of revenue, customers, dollar-based net retention rate, and gross retention rate, (xiv) our ability to increase engagement of customers for Confluent and expand customer cohorts, (xv) our market opportunity and our ability to capture our market opportunity, (xvi) the timing, anticipated benefits, and overall effectiveness of our transition to a consumption-oriented sales model, (xvii) our go-to-market strategy, (xviii) our product differentiation and market acceptance of our products, including over open source alternatives, (xix) our strategy and expected results and market acceptance for our Flink offering and our DSP products, (xx) our expectations for market acceptance, direction and growth of stream processing, its potential to accelerate adoption of our platform and growth of our business, and our ability and positioning to capture this market, (xxi) our expectations of meeting near-term and mid-term financial targets, (xxii) our expectations regarding the generative AI landscape and our offering, including expectations of customers and partners using our offering for generative AI use cases, (xxiii) our expectations of relevance of certain key financial and operating metrics, (xxiv) our ability to drive long-term growth, (xxv) our expectations regarding the impact of the WarpSteam acquisition, and (xxvi) our overall future prospects. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” “project,” “target,” “looking ahead,” “look to,” “move into,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) our limited operating history, including in uncertain macroeconomic environments, (ii) our ability to sustain and manage our rapid growth, (iii) our ability to increase consumption of our offering, including by existing customers and through the acquisition of new customers, including by addressing customer consumption preferences, successfully adding new features and functionality to our offering, and partnering with our customers to help them realize increased value in Confluent in an efficient and sustainable manner, (iv) our ability to successfully execute our go-to-market strategy and initiatives, including following our transition to a consumption-oriented sales model for Confluent Cloud, (v) our ability to attract new customers and successfully ramp their consumption of our offering, as well as retain and sell additional features and services to our existing customers, (vi) uncertain macroeconomic conditions, including high inflation, high interest rates, bank failures, supply chain challenges, geopolitical events, recessionary risks, and exchange rate fluctuations, which have resulted and may continue to result in reduced consumption of Confluent Cloud, volatility in consumption, including due to customer focus on cloud cost controls and increased efficiency, customer pullback in information technology spending, lengthening of sales cycles, reduced contract sizes, generally increased scrutiny on IT spending from existing and potential customers, or customer preference for open source alternatives, as well as the potential need for cost efficiency measures, (vii) our ability to achieve profitability and improve margins annually, by our expected timelines or at all, (viii) the estimated addressable market opportunity for our offering, including our Flink offering and stream processing, and our ability to capture our share of that market opportunity, (ix) our ability to compete effectively in an increasingly competitive market, (x) our ability to attract, ramp, and retain highly qualified personnel, including following our transition to a consumption-oriented sales model for Confluent Cloud, and the impacts of sales personnel attrition and levels of ramped capacity in our sales organization, (xi) breaches in our security measures, intentional or accidental cybersecurity incidents or unauthorized access to our platform, our data, or our customers’ or other users’ personal data, (xii) our reliance on third-party cloud-based infrastructure to host Confluent Cloud, (xiii) public sector budgetary cycles and funding reductions or delays, (xiv) our ability to accurately forecast our future performance, business and growth, and (xv) general market, political, economic, and business conditions. These risks are not exhaustive. Further information on these and other risks that could affect Confluent’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and our future reports that we may file from time to time with the SEC. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein. Confluent assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, and general and administrative), non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, and free cash flow margin. We use these non-GAAP financial measures and other key metrics internally to facilitate analysis of our financial and business trends and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when taken collectively, may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. However, non-GAAP financial measures have limitations as an analytical tool and are presented for supplemental informational purposes only. They should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies, including companies in our industry, may report non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, free cash flow margin, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. Further, free cash flow is not a substitute for cash used in operating activities. The utility of free cash flow is limited as such measure does not reflect our future contractual commitments and does not represent the total increase or decrease in our cash balance for any given period. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, as presented below. We define non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, and general and administrative), non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP net income (loss) per share as the respective GAAP measures, adjusted for, as applicable, stock-based compensation-related charges which include stock-based compensation expense, employer taxes on employee stock transactions and amortization of stock-based compensation capitalized in internal-use software; amortization of acquired intangibles; acquisition-related expenses; restructuring and other related charges; amortization of debt issuance costs; and income tax effects associated with these adjustments as well as the non-recurring income tax expense or benefit associated with acquisitions. Non-GAAP gross margin and non-GAAP operating margin are defined as non-GAAP gross profit and non-GAAP operating income (loss) as a percentage of revenue, respectively. We define free cash flow as net cash used in operating activities less capitalized internal-use software costs and capital expenditures and free cash flow margin as free cash flow as a percentage of revenue. We believe that free cash flow and free cash flow margin are useful indicators of liquidity that provide information to management and investors about the performance of core operations and future ability to generate cash that can be used for strategic opportunities or investing in our business.

Definition

Customers with $100,000 or greater in annual recurring revenue (“ARR”) represent the number of customers that contributed $100,000 or more in ARR as of period end. We define ARR as (1) with respect to Confluent Platform customers, the amount of revenue to which our customers are contractually committed over the following 12 months assuming no increases or reductions in their subscriptions, and (2) with respect to Confluent Cloud customers, the amount of revenue that we expect to recognize from such customers over the following 12 months, calculated by annualizing actual consumption of Confluent Cloud in the last three months of the applicable period, assuming no increases or reductions in usage rate. Services arrangements are excluded from the calculation of ARR. For purposes of determining our customer count, we treat all affiliated entities with the same parent organization as a single customer and include pay-as-you-go customers. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

About Confluent

Confluent is the data streaming platform that is pioneering a fundamentally new category of data infrastructure that sets data in motion. Confluent’s cloud-native offering is the foundational platform for data in motion – designed to be the intelligent connective tissue enabling real-time data, from multiple sources, to constantly stream across the organization. With Confluent, organizations can meet the new business imperative of delivering rich, digital front-end customer experiences and transitioning to sophisticated, real-time, software-driven backend operations.

Investor Contact

Shane Xie

investors@confluent.io

Media Contact

Kerry Tuttle

pr@confluent.io

Confluent, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$322,606	$349,761
Marketable securities	1,536,887	1,551,009
Accounts receivable, net	278,667	229,962
Deferred contract acquisition costs	44,812	43,937
Prepaid expenses and other current assets	83,221	76,986
Total current assets	2,266,193	2,251,655
Property and equipment, net	73,158	54,012
Operating lease right-of-use assets	9,989	10,061
Goodwill	164,366	51,998
Intangible assets, net	8,704	3,492
Deferred contract acquisition costs, non-current	72,167	75,815
Other assets, non-current	13,432	13,776
Total assets	$2,608,009	$2,460,809
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,516	$6,714
Accrued expenses and other liabilities	158,914	141,847
Operating lease liabilities	10,738	7,890
Deferred revenue	349,787	330,570
Total current liabilities	534,955	487,021
Operating lease liabilities, non-current	11,413	17,391
Deferred revenue, non-current	24,588	22,436
Convertible senior notes, net	1,091,183	1,088,313
Other liabilities, non-current	11,552	35,233
Total liabilities	1,673,691	1,650,394
Stockholders’ equity:
Preferred stock	-	-
Class A common stock	2	2
Class B common stock	1	1
Additional paid-in capital	2,826,053	2,453,293
Accumulated other comprehensive income	9,424	1,270
Accumulated deficit	(1,901,162)	(1,644,151)
Total stockholders’ equity	934,318	810,415
Total liabilities and stockholders’ equity	$2,608,009	$2,460,809

Confluent, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue:
Subscription	$239,851	$189,270	$671,455	$526,325
Services	10,348	10,911	30,967	37,443
Total revenue	250,199	200,181	702,422	563,768
Cost of revenue:
Subscription(1)	52,162	44,104	153,380	131,197
Services(1)	11,541	12,445	36,525	41,416
Total cost of revenue	63,703	56,549	189,905	172,613
Gross profit	186,496	143,632	512,517	391,155
Operating expenses:
Research and development(1)	102,720	91,237	306,351	261,804
Sales and marketing(1)	137,968	128,624	402,185	385,018
General and administrative(1)	39,471	31,874	117,344	103,572
Restructuring and other related charges	-	529	-	34,854
Total operating expenses	280,159	252,264	825,880	785,248
Operating loss	(93,663)	(108,632)	(313,363)	(394,093)
Other income, net	22,495	17,529	65,198	50,324
Loss before income taxes	(71,168)	(91,103)	(248,165)	(343,769)
Provision for income taxes	2,976	1,567	8,846	4,881
Net loss	$(74,144)	$(92,670)	$(257,011)	$(348,650)
Net loss per share, basic and diluted	$(0.23)	$(0.30)	$(0.80)	$(1.17)
Weighted-average shares used to compute net loss per share, basic and diluted	324,317,971	303,896,632	319,330,398	297,906,112

(1) Includes stock-based compensation-related charges* as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of revenue - subscription	$8,999	$6,350	$26,196	$20,178
Cost of revenue - services	2,341	2,745	7,397	8,865
Research and development	42,259	38,464	125,549	106,874
Sales and marketing	33,639	33,095	104,751	97,042
General and administrative	14,599	11,333	45,629	37,738
Total stock-based compensation-related charges	$101,837	$91,987	$309,522	$270,697

* Represents stock-based compensation expense, employer taxes on employee stock transactions, and amortization of stock-based compensation capitalized in internal-use software. We began excluding amortization of stock-based compensation capitalized in internal-use software from our non-GAAP measures starting with the quarter ended March 31, 2024. The amounts of amortization of stock-based compensation capitalized in internal-use software were immaterial in both current and prior periods.

Confluent, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(74,144)	$(92,670)	$(257,011)	$(348,650)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	5,702	3,609	15,855	9,987
Net accretion of discounts on marketable securities	(9,294)	(11,300)	(29,561)	(31,021)
Amortization of debt issuance costs	964	961	2,870	2,850
Amortization of deferred contract acquisition costs	13,949	11,923	40,045	33,460
Non-cash operating lease costs	940	934	2,794	3,118
Lease abandonment charges	-	-	-	15,667
Stock-based compensation, net of amounts capitalized	98,307	89,514	292,736	260,962
Deferred income taxes	(111)	15	231	25
Other	485	2,263	1,695	3,114
Changes in operating assets and liabilities, net of effects of business combinations:
Accounts receivable	(21,577)	5,153	(50,235)	(6,140)
Deferred contract acquisition costs	(12,244)	(15,607)	(37,272)	(39,573)
Prepaid expenses and other assets	(2,135)	(7,768)	(361)	(13,825)
Accounts payable	1,231	(488)	8,286	(19,208)
Accrued expenses and other liabilities	(10,363)	10,413	(7,222)	17,965
Operating lease liabilities	(2,020)	(1,808)	(5,949)	(5,562)
Deferred revenue	25,923	(4,204)	21,348	939
Net cash provided by (used in) operating activities	15,613	(9,060)	(1,751)	(115,892)
CASH FLOWS FROM INVESTING ACTIVITIES
Capitalization of internal-use software costs	(5,669)	(3,660)	(15,984)	(13,546)
Purchases of marketable securities	(273,169)	(235,824)	(1,172,359)	(1,235,588)
Sales of marketable securities	-	-	12,744	-
Maturities of marketable securities	374,281	228,328	1,210,037	1,203,711
Purchases of investments in privately-held companies	(1,250)	-	(2,250)	-
Purchases of property and equipment	(607)	(363)	(1,898)	(1,718)
Cash paid for business combinations, net of cash acquired	(115,516)	-	(115,516)	(45,802)
Net cash used in investing activities	(21,930)	(11,519)	(85,226)	(92,943)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock upon exercise of vested options	8,835	14,673	36,332	62,945
Repurchases of unvested common stock	-	(32)	-	(255)
Proceeds from issuance of common stock under employee stock purchase plan	8,367	11,536	23,970	28,708
Net cash provided by financing activities	17,202	26,177	60,302	91,398
Effect of exchange rate changes on cash and cash equivalents	393	(1,198)	(480)	(1,301)
Net increase (decrease) in cash and cash equivalents	11,278	4,400	(27,155)	(118,738)
Cash and cash equivalents at beginning of period	311,328	312,643	349,761	435,781
Cash and cash equivalents at end of period	$322,606	$317,043	$322,606	$317,043

Confluent, Inc.

Reconciliation of GAAP Measures to Non-GAAP Measures

(in thousands, except percentages, share and per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Reconciliation of GAAP total gross profit to non-GAAP total gross profit:
Total gross profit on a GAAP basis	$186,496	$143,632	$512,517	$391,155
Total gross margin on a GAAP basis	74.5%	71.8%	73.0%	69.4%
Add: Stock-based compensation-related charges	11,340	9,095	33,593	29,043
Add: Amortization of acquired intangibles	585	129	1,588	369
Non-GAAP total gross profit	$198,421	$152,856	$547,698	$420,567
Non-GAAP total gross margin	79.3%	76.4%	78.0%	74.6%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
Research and development operating expense on a GAAP basis	$102,720	$91,237	$306,351	$261,804
Research and development operating expense as a percentage of total revenue on a GAAP basis	41.1%	45.6%	43.6%	46.4%
Less: Stock-based compensation-related charges	42,259	38,464	125,549	106,874
Less: Acquisition-related expenses	5,870	3,841	14,704	15,362
Non-GAAP research and development operating expense	$54,591	$48,932	$166,098	$139,568
Non-GAAP research and development operating expense as a percentage of total revenue	21.8%	24.4%	23.6%	24.8%

Sales and marketing operating expense on a GAAP basis	$137,968	$128,624	$402,185	$385,018
Sales and marketing operating expense as a percentage of total revenue on a GAAP basis	55.1%	64.3%	57.3%	68.3%
Less: Stock-based compensation-related charges	33,639	33,095	104,751	97,042
Less: Acquisition-related expenses	-	1,076	-	3,228
Non-GAAP sales and marketing operating expense	$104,329	$94,453	$297,434	$284,748
Non-GAAP sales and marketing operating expense as a percentage of total revenue	41.7%	47.2%	42.3%	50.5%

General and administrative operating expense on a GAAP basis	$39,471	$31,874	$117,344	$103,572
General and administrative operating expense as a percentage of total revenue on a GAAP basis	15.8%	15.9%	16.7%	18.4%
Less: Stock-based compensation-related charges	14,599	11,333	45,629	37,738
Less: Acquisition-related expenses	1,169	148	1,400	990
Non-GAAP general and administrative operating expense	$23,703	$20,393	$70,315	$64,844
Non-GAAP general and administrative operating expense as a percentage of total revenue	9.5%	10.2%	10.0%	11.5%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Reconciliation of GAAP operating loss to non-GAAP operating income (loss):
Operating loss on a GAAP basis	$(93,663)	$(108,632)	$(313,363)	$(394,093)
GAAP operating margin	(37.4%)	(54.3%)	(44.6%)	(69.9%)
Add: Stock-based compensation-related charges	101,837	91,987	309,522	270,697
Add: Amortization of acquired intangibles	585	129	1,588	369
Add: Acquisition-related expenses	7,039	5,065	16,104	19,580
Add: Restructuring and other related charges	-	529	-	34,854
Non-GAAP operating income (loss)	$15,798	$(10,922)	$13,851	$(68,593)
Non-GAAP operating margin	6.3%	(5.5%)	2.0%	(12.2%)

Reconciliation of GAAP net loss to non-GAAP net income (loss):
Net loss on a GAAP basis	$(74,144)	$(92,670)	$(257,011)	$(348,650)
Add: Stock-based compensation-related charges	101,837	91,987	309,522	270,697
Add: Amortization of acquired intangibles	585	129	1,588	369
Add: Acquisition-related expenses	7,039	5,065	16,104	19,580
Add: Restructuring and other related charges	-	529	-	34,854
Add: Amortization of debt issuance costs	964	961	2,870	2,850
Add: Income tax effects and adjustments	(1,529)	328	(1,964)	1,197
Non-GAAP net income (loss)	$34,752	$6,329	$71,109	$(19,103)
Non-GAAP net income (loss) per share, basic	$0.11	$0.02	$0.22	$(0.06)
Non-GAAP net income (loss) per share, diluted	$0.10	$0.02	$0.20	$(0.06)
Weighted-average shares used to compute non-GAAP net income (loss) per share, basic	324,317,971	303,896,632	319,330,398	297,906,112
Weighted-average shares used to compute non-GAAP net income (loss) per share, diluted	353,577,179	346,974,638	352,685,531	297,906,112

The following table presents a reconciliation of free cash flow to net cash provided by (used in) operating activities, the most directly comparable GAAP measure, for each of the periods indicated (unaudited, in thousands, except percentages):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net cash provided by (used in) operating activities	$15,613	$(9,060)	$(1,751)	$(115,892)
Capitalized internal-use software costs	(5,669)	(3,660)	(15,984)	(13,546)
Capital expenditures	(607)	(363)	(1,898)	(1,718)
Free cash flow	$9,337	$(13,083)	$(19,633)	$(131,156)
Free cash flow margin	3.7%	(6.5%)	(2.8%)	(23.3%)
Net cash used in investing activities	$(21,930)	$(11,519)	$(85,226)	$(92,943)
Net cash provided by financing activities	$17,202	$26,177	$60,302	$91,398